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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 July 31, 2003
                Date of Report (Date of Earliest Event Reported)

                             HARRIS INTERACTIVE INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                     000-27577                16-1538028
          ---------                   ---------                ----------
(State or other jurisdiction   (Commission File Number)      (IRS Employer)
     of incorporation)                                    Identification Number

                 135 Corporate Woods, Rochester, New York    14623
            --------------------------------------------  ------------
               (Address of Principal Executive Offices)    (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 272-8400


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) EXHIBITS

    Exhibit 99.1 Transcript of conference call on financial results of Harris Interactive Inc. conducted on July 31, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 30, 2003, Harris Interactive Inc. (the "Company") issued a press release announcing its earnings for the calendar quarter and fiscal year ended June 30, 2003. A copy of the press release was previously filed as an exhibit to our Report on Form 8-K on July 30, 2003. On the following day, July 31, 2003, the Company conducted a public conference call for investors and analysts regarding the Company's results of operations and financial condition for the fourth fiscal quarter and fiscal year ended June 30, 2003. A transcript of that conference call is attached hereto as Exhibit 99.1 and incorporated by reference herein. An archived version of the conference call will be available for 30 days following the call under the heading "Webcasts" in the "Investor Relations" section of the Company's website, located at WWW.HARRISINTERACTIVE.COM.

The conference call included a discussion of a financial measure (EBITDA) which is a non-GAAP financial measure as defined under SEC Regulation G. EBITDA represents earnings before interest, taxes, depreciation and amortization. The Company has reported EBITDA because management believes that EBITDA, although not a GAAP measurement, is widely understood and is an additional tool that assists investors in evaluating current operating performance of the business without the effect of the non-cash depreciation and amortization expenses. Management internally monitors EBITDA to monitor cash flow unencumbered by non-cash items. While instructive, EBITDA should be considered in addition to, rather than as a substitute for, operating income, net income or cash flows from operations or any other GAAP measure of performance or liquidity. The following table sets forth a reconciliation of EBITDA to the most directly comparable financial measure calculated in accordance with GAAP:


Calculation of EBITDA:                            Three months ended           Twelve months ended
                                                       June 30,                     June 30,
                                                2003          2002            2003        2002*
                                            ------------   -----------    -----------   ----------
Net income (loss)                              5,482              169       11,107         (14,793)

Less: Interest and other income, net            (119)            (201)        (506)         (1,317)

Plus: Income tax (benefit) expense            (2,954)              38       (2,954)             38

Plus: Depreciation and amortization            1,476            1,222        5,676           6,515
                                           ---------        ---------    ---------        --------
  EBITDA                                       3,885            1,228       13,323          (9,557)

* Includes Total Research Corp. results from 11/01/01 only.

This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933. Additionally, the submission of this Report on Form 8-K is not an admission as to the materiality of any information in this Report.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HARRIS INTERACTIVE INC.
                                                 (Registrant)


                                            By:    /s/  Bruce A. Newman
                                                  --------------------------
                                            Name:  Bruce A. Newman
                                            Title: Chief Financial Officer
                                                   (Principal Financial Officer)

Dated: August 6, 2003



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                                  EXHIBIT INDEX



EXHIBIT NO.    DESCRIPTION
-----------    -----------

99.1 Transcript of conference call on financial results of Harris Interactive Inc. conducted on July 31, 2003.





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